FIFTH AMENDED AND RESTATED BY-LAWS of ATKORE INC. dated as of October 19, 2026

-i- TABLE OF CONTENTS ARTICLE I OFFICES SECTION 1. REGISTERED OFFICE ..........................................................................................1 SECTION 2. OTHER OFFICES ...................................................................................................1 ARTICLE II MEETINGS OF STOCKHOLDERS SECTION 1. ANNUAL MEETINGS ...........................................................................................1 SECTION 2. SPECIAL MEETINGS ............................................................................................1 SECTION 3. VOTING ..................................................................................................................1 SECTION 4. QUORUM ................................................................................................................2 SECTION 5. NOTICE OF MEETINGS........................................................................................2 SECTION 6. ACTION WITHOUT MEETING ............................................................................2 ARTICLE III DIRECTORS SECTION 1. NUMBER AND TERM ...........................................................................................2 SECTION 2. RESIGNATIONS ....................................................................................................2 SECTION 3. VACANCIES ...........................................................................................................3 SECTION 4. REMOVAL ..............................................................................................................3 SECTION 5. COMMITTEES........................................................................................................3 SECTION 6. MEETINGS .............................................................................................................3 SECTION 7. QUORUM ................................................................................................................4 SECTION 8. COMPENSATION ..................................................................................................4 SECTION 9. ACTION WITHOUT MEETING ............................................................................4 ARTICLE IV OFFICERS SECTION 1. OFFICERS ...............................................................................................................4 SECTION 2. CHAIRMAN OF THE BOARD ..............................................................................4 SECTION 3. PRESIDENT ............................................................................................................4 SECTION 4. VICE PRESIDENTS ...............................................................................................4 SECTION 5. TREASURER ..........................................................................................................5 SECTION 6. SECRETARY ..........................................................................................................5 SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES ......................5

-ii- ARTICLE V MISCELLANEOUS SECTION 1. CERTIFICATED AND UNCERTIFICATED STOCK ..........................................5 SECTION 2. LOST CERTIFICATES ...........................................................................................5 SECTION 3. TRANSFER OF SHARES .......................................................................................6 SECTION 4. STOCKHOLDERS RECORD DATE .....................................................................6 SECTION 5. DIVIDENDS ............................................................................................................6 SECTION 6. FISCAL YEAR ........................................................................................................7 SECTION 7. CHECKS ..................................................................................................................7 SECTION 8. NOTICE AND WAIVER OF NOTICE ..................................................................7 SECTION 9. CORPORATE SEAL ...............................................................................................7 ARTICLE VI INDEMNIFICATION SECTION 1. INDEMNIFICATION..............................................................................................7 SECTION 2. ADVANCE OF EXPENSES. ..................................................................................8 SECTION 3. PROCEDURE FOR INDEMNIFICATION. ...........................................................8 SECTION 4. BURDEN OF PROOF. ............................................................................................9 SECTION 5. CONTRACT RIGHT; NON-EXCLUSIVITY; SURVIVAL. .................................9 SECTION 6. INSURANCE. ..........................................................................................................9 SECTION 7. EMPLOYEES AND AGENTS..............................................................................10 SECTION 8. INTERPRETATION; SEVERABILITY. ..............................................................10 ARTICLE VII AMENDMENTS ARTICLE VIII EXCLUSIVE FORUM

ARTICLE I OFFICES SECTION 1. REGISTERED OFFICE – The address, including street, number, city, and county, of the registered office of Atkore Inc. (the “Corporation”) in the State of Delaware is the Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company. SECTION 2. OTHER OFFICES – The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require. ARTICLE II MEETINGS OF STOCKHOLDERS SECTION 1. ANNUAL MEETINGS – Annual meetings of stockholders for the election of directors, and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. If the Board of Directors fails so to determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the Corporation on the first Tuesday in April. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting. SECTION 2. SPECIAL MEETINGS – Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board of Directors, the President or the Secretary, or by resolution of the Board of Directors. SECTION 3. VOTING – Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation of the Corporation and these By-Laws may vote in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at

-2- the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is entitled to be present. SECTION 4. QUORUM – Except as otherwise required by law, by the Certificate of Incorporation of the Corporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding shares constituting a majority of the voting power of the Corporation shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted that might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. SECTION 5. NOTICE OF MEETINGS – Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat, at his or her address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat. SECTION 6. ACTION WITHOUT MEETING – Unless otherwise provided by the Certificate of Incorporation of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. ARTICLE III DIRECTORS SECTION 1. NUMBER AND TERM – The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The exact number of directors shall initially be three and may thereafter be fixed from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify. A director need not be a stockholder. SECTION 2. RESIGNATIONS – Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman of the Board of Directors, the

-3- President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective. SECTION 3. VACANCIES – If the office of any director becomes vacant, the remaining director(s) in the office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his or her successor shall be duly chosen. If the office of any director becomes vacant and there are no remaining directors, the stockholders, by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation, at a special meeting called for such purpose, may appoint any qualified person to fill such vacancy. SECTION 4. REMOVAL – Except as hereinafter provided, any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors, at an annual meeting or a special meeting called for the purpose, and the vacancy thus created may be filled, at such meeting, by the affirmative vote of holders of shares constituting a majority of the voting power of the Corporation. SECTION 5. COMMITTEES – The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. SECTION 6. MEETINGS – The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent of all the directors. Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President, or by the Secretary on the written request of any director, on at least one day’s notice to each director (except that notice to any director may be waived in writing by such director) and shall be held at such place or places as may be determined by the Board of Directors, or as shall be stated in the notice of the meeting. Unless otherwise restricted by the Certificate of Incorporation of the Corporation or these By- Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in any meeting of the Board of Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

-4- SECTION 7. QUORUM – A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation of the Corporation or these By-Laws shall require the vote of a greater number. SECTION 8. COMPENSATION – Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor. SECTION 9. ACTION WITHOUT MEETING – Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee. ARTICLE IV OFFICERS SECTION 1. OFFICERS – The officers of the Corporation shall be a President, a Treasurer and a Vice President and Secretary, all of whom shall be elected by the Board of Directors and shall hold office until their successors are duly elected and qualified. In addition, the Board of Directors may elect a Chairman of the Board of Directors and such Vice Presidents, Assistant Secretaries and Assistant Treasurers as it may deem proper. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. SECTION 2. CHAIRMAN OF THE BOARD OF DIRECTORS – The Chairman of the Board of Directors, if elected by the Board of Directors, shall have such powers and duties as may be prescribed by the Board of Directors. Such officer shall preside at all meetings of the Board of Directors. SECTION 3. PRESIDENT – The President shall be the Chief Operating Officer of the Corporation. He or she shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. SECTION 4. VICE PRESIDENTS – Vice Presidents, if any, shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors.

-5- SECTION 5. TREASURER – The Treasurer shall be the Chief Financial Officer of the Corporation. He or she shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, the Chairman of the Board of Directors, or the President, taking proper vouchers for such disbursements. He or she shall render to the Chairman of the Board of Directors, the President and the Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he or she shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe. SECTION 6. SECRETARY – The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors and all other notices required by law or by these By-Laws, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board of Directors or the President, or by the Board of Directors, upon whose request the meeting is called as provided in these By-Laws. He or she shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him or her by the Board of Directors. SECTION 7. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES – Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Board of Directors. ARTICLE V MISCELLANEOUS SECTION 1. CERTIFICATED AND UNCERTIFICATED STOCK – The interest of each stockholder of the Corporation may be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe or be uncertificated. SECTION 2. LOST CERTIFICATES – A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or such owner’s legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

-6- SECTION 3. TRANSFER OF SHARES – The shares of stock of the Corporation shall be transferred upon its books, (a) in the case of certificated shares of stock, by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued; and (b) in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by their duly authorized attorneys or legal representatives, and upon compliance with appropriate procedures for transferring shares in uncertificated form. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer. SECTION 4. STOCKHOLDERS RECORD DATE – In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. SECTION 5. DIVIDENDS – Dividends upon the capital stock of the Corporation shall in the discretion of the Board of Directors from time to time be declared by the Board of Directors out of funds legally available therefor after setting aside of proper reserves.

-7- SECTION 6. FISCAL YEAR – The fiscal year of the Corporation shall end on September 30 of each year, unless otherwise determined by resolution of the Board of Directors. SECTION 7. CHECKS – All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors. SECTION 8. NOTICE AND WAIVER OF NOTICE – Whenever any notice is required to be given under these By-Laws, personal notice is not required unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law. Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or of these By-Laws, a waiver thereof, in writing and signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. SECTION 9. CORPORATE SEAL – The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise imprinted upon the subject document or paper. ARTICLE VI INDEMNIFICATION SECTION 1. INDEMNIFICATION. (a) In General. The Corporation shall indemnify, to the full extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a “proceeding”) by reason of the fact that (i) such person is or was serving or has agreed at the request of the Corporation to serve as a director or officer of the Corporation, or (ii) such person, while serving as a director or officer of the Corporation, is or was serving or has agreed at the request of the Corporation to serve as a director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) such person is or was serving or has agreed at the request of the Corporation to serve as a director, officer or manager of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted by such person in such capacity, and who satisfies the applicable standard of conduct set forth in the DGCL or other applicable law:

-8- (i) in a proceeding other than a proceeding by or in the right of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person’s behalf in connection with such proceeding and any appeal therefrom; or (ii) in a proceeding by or in the right of the Corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by such person or on such person’s behalf in connection with the defense or settlement of such proceeding and any appeal therefrom. (b) Indemnification in Respect of Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1(a) of this Article VI or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. (c) Indemnification in Respect of Proceedings Instituted by Indemnitee. Section 1(a) of this Article VI does not require the Corporation to indemnify a present or former director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such person on his or her own behalf, unless such proceeding (or part thereof) has been authorized by the Board or the indemnification requested is pursuant to the last sentence of Section 3 of this Article VI. SECTION 2. ADVANCE OF EXPENSES. – The Corporation shall advance all expenses (including reasonable attorneys’ fees) incurred by a present or former director or officer in defending any proceeding prior to the final disposition of such proceeding upon written request of such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The Corporation may authorize any counsel for the Corporation to represent (subject to applicable conflict of interest considerations) such present or former director or officer in any proceeding, whether or not the Corporation is a party to such proceeding. SECTION 3. PROCEDURE FOR INDEMNIFICATION. – Any indemnification under Section 1 of this Article VI or any advance of expenses under Section 2 of this Article VI shall be made only against a written request therefor (together with supporting documentation) submitted by or on behalf of the person seeking indemnification or advance. Indemnification may be sought by a person under Section 1 of this Article VI in respect of a proceeding only to the extent that both the liabilities for which indemnification is sought and all portions of the proceeding relevant to the determination of whether the person has satisfied any appropriate standard of conduct have become final. A person seeking indemnification or advance of expenses may seek to enforce such person’s rights to indemnification or advance of expenses (as the case may be) in the Court of Chancery of the State of Delaware to the extent all or any portion of a requested indemnification has not been granted within 90 days of, or to the extent all or any portion of a requested advance of expenses has not been granted within 20 days of, the submission of such request. All expenses (including reasonable attorneys’ fees) incurred

-9- by such person in connection with successfully establishing such person’s right to indemnification or advancement of expenses under this Article VI, in whole or in part, shall also be indemnified by the Corporation. SECTION 4. BURDEN OF PROOF. (a) In any proceeding brought to enforce the right of a person to receive indemnification to which such person is entitled under Section 1 of this Article VI, the Corporation has the burden of demonstrating that the standard of conduct applicable under the DGCL or other applicable law was not met. A prior determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct does not itself constitute evidence that the claimant has not met the applicable standard of conduct. (b) In any proceeding brought to enforce a claim for advances to which a person is entitled under Section 2 of this Article VI, the person seeking an advance need only show that he or she has satisfied the requirements expressly set forth in Section 2 of this Article VI. SECTION 5. CONTRACT RIGHT; NON-EXCLUSIVITY; SURVIVAL. (a) The rights to indemnification and advancement of expenses provided by this Article VI shall be deemed to be separate contract rights between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect, and no repeal or modification of any of these provisions or any relevant provisions of the DGCL shall adversely affect any right or obligation of such director or officer existing at the time of such repeal or modification with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such “contract rights” may not be modified retroactively as to any present or former director or officer without the consent of such director or officer. (b) The rights to indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other indemnification or advancement of expenses to which a present or former director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled by any agreement, vote of stockholders or disinterested directors, or otherwise. (c) The rights to indemnification and advancement of expenses provided by this Article VI to any present or former director or officer of the Corporation shall inure to the benefit of the heirs, executors and administrators of such person. SECTION 6. INSURANCE. – The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person’s behalf in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would

-10- have the power to indemnify such person against such liability under the provisions of this Article VI. SECTION 7. EMPLOYEES AND AGENTS. – The Board, or any officer authorized by the Board generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board may determine, up to the fullest extent permitted by the DGCL and other applicable law. SECTION 8. INTERPRETATION; SEVERABILITY. – Terms defined in Sections 145(h) or (i) of the DGCL have the meanings set forth in such sections when used in this Article VI. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law. ARTICLE VII AMENDMENTS These By-Laws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof if notice of such proposed alteration, amendment or repeal to be considered is contained in the notice of such special meeting) by the affirmative vote of the holders of shares constituting a majority of the voting power of the Corporation. Except as otherwise provided in the Certificate of Incorporation of the Corporation, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present alter, amend or repeal these By-Laws, or enact such other By-Laws as in their judgment may be advisable for the regulation and conduct of the affairs of the Corporation. Notwithstanding the foregoing, no amendment, alteration or repeal of Article VI of these By-Laws shall adversely affect any right or protection existing under these By-Laws immediately prior to such amendment, alteration or repeal, including any right or protection of a present or former director or officer thereunder in respect of any act or omission occurring prior to the time of such amendment. ARTICLE VIII EXCLUSIVE FORUM Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a

-11- claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these By-Laws (as either may be amended or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.